SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2019

CYBER APPS WORLD INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-50693	90-0314205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

420 N. Nellis Blvd., Suite A3-146, Las Vegas, Nevada 89110

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: (702) 425-4289

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On April 8, 2019, we entered into an asset purchase agreement with Real-Time Save Online Inc., a private Wyoming company whereby we acquired 100% undivided interest in and to a website located at www.savinstultra.com (the ‘Website”, including without limitation, the website domain, content, data and all incorporated technology., The website is a price comparison website, consisting of a search engine that users access to compare the prices of different consumer products.

In consideration of Real-Time Save Online selling the Savinstultra website to us, including without limitation, the domain name, the current front-end and back-end content, all data related to the website, all related intellectual property rights, logos, customer lists and agreements, email lists, passwords, usernames and trade names and all incorporated technology, together with all Website trade secret, we issued 11,500,000 shares of common stock to Real-Time Save Online Inc. This transaction closed April 19, 2019.

DESCRIPTION of BUSINESS

Prior Operations

We were incorporated on July 15, 2002 under the laws of the state of Nevada, under the name Titan Web Solutions with a view to offering a full range of business consulting services in the retail specialty coffee industry in China.

On April 9, 2015 the company merged with our wholly-owned subsidiary concurrently changing the name to Cyber Apps World Inc. The Company business was targeted on the development of mobile applications focusing on allowing users around the world to save money on products and services from member merchants and suppliers instantly with mobile coupons, using their desktop and/or mobile devices including smartphones. The Company has not been successful in developing revenue from these operations.

The Company’s financial statements for the period ended January 31, 2019, have been prepared on a going concern basis which contemplates the realization of assets and settlement of liabilities and commitments in the normal course of business. The Company did not generate any revenue as of January 31, 2019. Management recognized that the Company’s continued existence is dependent upon its ability to obtain needed working capital through additional equity and/or debt financing and revenue to cover expenses as the Company continues to incur losses.

Since its incorporation, the Company has financed its operations almost exclusively through the sale of equity and advances from its shareholders. Management’s plans are to finance operations through the sale of equity or other investments for the foreseeable future, as the Company may not receive significant revenue from our proposed business operations. There is no guarantee that the Company will be successful in arranging financing on acceptable terms.

The Company's ability to raise additional capital is affected by trends and uncertainties beyond its control. The Company does not currently have any arrangements for financing and it may not be able to find such financing if required. Obtaining additional financing would be subject to a number of factors, including investor sentiment. Market factors may make the timing, amount, terms or conditions of additional financing unavailable to it. These uncertainties raise substantial doubt about the ability of the Company to continue as a going concern.

Acquisition of Asset

The Company completed the acquisition of a website located at www.savinstultra.com with Real-Time Save Online Inc, a company incorporated in Wyoming, including without limitation all right, title and interest in and to the domain, content, data and all incorporated data on April 8, 2019. The Company acquired 100% undivided interest in and to the Website in consideration of issuing 11,500,000 shares of our common stock to Real-Time Save Online at closing.

The SavingsUltra Website

The Website consists of a search engine that users may access in order to compare the prices of different consumer products, which is known as a price comparison website. The initial version of the website is published and is undergoing further development. It currently features consumer items in various product categories, such as electronics, computers, cellular phones, office equipment, clothing, books, toys, and jewelry. As well, the Website includes a search function that allows users to input key words and receive a list of available consumer items that include those words. The Website was developed in Ukraine and India.

We intend to further develop the Website to specifically market to American consumers by providing real-time pricing for items that major U.S. retailers, including Wal-Mart, Best Buy, EBay, and Target, publish on their company websites. The Website will show products available at the lowest price among all sellers and incorporate this automatically into its digital marketing advertising. In order to access the content of the Website, consumers must register and establish an account with us and provide us with contact information, including a name, email address, and telephone number. Account holders who consent to the receipt of electronic correspondence from us will receive periodic emails from us that highlight sales items for specific consumer products that reflect their Website search interests.

During initial development, the vendor of the Website is able to offer products from 86 existing sellers and has agreements with an additional 420 sellers. As with other price comparison websites users will not be charged anything to use the Website. We intend to generate revenue by securing commission payments from retailers and other sellers. These payments will vary from seller to seller, but will either consist of a fee for each time one of our users accesses a retail website through our website, a fee for each time one of our users buys an item from a retailer or register with their website, or a flat fee for inclusion on our website. Each fee arrangement with a retailer will be negotiated separately.

Price Comparison Websites

A price comparison website is a search engine, that consumers use to compare the available varied prices of different products. These websites are also known as comparison shopping websites, price analysis tools, comparison shopping agents, and shopbots. Users can compare products using relevant criteria, including price, product ratings, brand names, features, and consumer quality ratings. Such websites allow consumers to review products and determine the retailer that sell desired items at the lowest price.

Price comparison websites offer benefits to consumers, when they navigate potentially complex purchases, and reduce search time by comparing similar products in one place. There are also advantages for the product or service providers because they bring together shoppers and firms more easily and, in some cases, more inexpensively than other acquisition channels. This can reduce entry barriers that providers might otherwise face. As well, it can stimulate stronger competition and innovation between firms and encourage new entrants, resulting in further benefits for consumers. Most price comparison websites use a method called “scraping,” which basically scours vendor websites for content. Often these basic price comparison websites earn their revenue by a service called a “clickthrough” or “referral fee,” which means each time a consumer clicks on specific vendors, the price comparison site makes a small commission. In the past few years this service has been supplemented by other services and more advanced services that automatically checks companies’ websites for prices.

The price comparison website market is expected to increase at a significant growth rate during the upcoming years. The global price comparison website market is supported by various growth drivers, such as increased internet penetration and an increase in smartphone users. Price comparison websites have become increasingly popular around the world over the last ten years. In the United Kingdom and the United States, market research groups have estimated that annually $1.5 billion transactions pass through this well-established industry, according to Wize Commerce. Because of the ease of use and straight-forward manner of these numerous websites, western consumers use price comparison websites for different price-checking exercises, including shopping, vacations, and home utilities.

Competition

The global e-commerce market, including price comparison website marketing is highly competitive because of the presence of many large established players. Some of the largest competitors are Google Shopping, NexTag, PriceGrabber, Shopping.com, Shopzilla, Become, Bing Shopping, and Pronto. As well, there are numerous small competitors that will compete with us.

Intense competition prevails in this market where the vendors contend in terms of product portfolio, pricing, delivery and payment options, return policies, discounts and offers. To increase their profit margins and extend their geographic presence, vendors are making investments in planning, designing and developing their services and acquiring new players.

Price comparison websites and mobile applications are segmented into different types from consumer products comparison sites to some specialist sites that focus on specific products.

Patents and Trademarks

Due to the costs involved and the potential inability to qualify, we have not filed for patent protection of our products and our trademarks. We have not sought legal advice regarding whether or not patent protection of our technology is possible. Accordingly, our business is subject to the risk that competitors could either copy our technology or release competing products.

Subject to financing, we will seek legal advice regarding the potential to patent our website features and will consider filing for trademark protection of our SavingsUltra name, logo, and related website content.

Government Regulation

We are subject to laws that require protection of user privacy and user data. In our processing of account registrations, we will receive and store a large volume of personally identifiable data. This data is increasingly subject to laws and regulations in numerous jurisdictions around the world, including the United States through its Privacy Act and the Commission of the European Union through its General Data Protection Regulation. Such government action is typically intended to protect the privacy of personal data that is collected, processed, and transmitted in or from the governing jurisdiction.

In addition, our long-term business strategy may include geographic expansion into additional jurisdictions, many of which regions and countries have different legislation, regulatory environments, and tax laws. Compliance with legal, regulatory, and tax requirements around the world places demands on our time and resources, and we may nonetheless experience unforeseen and potentially adverse legal, regulatory, or tax consequences, which may have an adverse effect on our business.

Research and Development

We have not incurred any expenditures on research and development activities, Real-Time Save Online conducted all research and development involved in the website and technology that we are acquiring.

Employees

As of the date of this report the company has no employees. The Company intends to continue using independent consultants and contractors to complete the necessary additional development of the Website.

Subsidiaries

The Company purchased all the asset comprising the Website from Real-Time Save Online Inc., a Wyoming corporation. The Company may transfer these assets into a wholly-owned subsidiary in the future, currently the Company has no subsidiaries.

Risk Factors

The following risk factors should be considered before deciding to invest in our common stock. Any investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and all of the information contained in this current report before deciding whether to purchase our common stock. If any of the following risks actually occur, our business, financial condition and results of operations could be harmed. The trading price of our common stock could decline, and you may lose all or part of your investment in our common stock.

THERE IS SUBSTANTIAL UNCERTAINLY AS TO WHETHER WE WILL CONTINUE AS A GOING CONCERN IF WE DISCONTINUE OPERATIONS, YOU WILL LOSE YOUR INVESTMENT.

The Company has incurred losses since inception resulting in an accumulated deficit of $8,609,719 as of January 31, 2019. Further losses are anticipated in the development of our business. As a result, there is substantial doubt about our ability to continue as a going concern. In fact, our auditors have issued a going concern opinion in connection with their audit of our financial statements for our most recent fiscal year ended July 31, 2018. This means that our auditors believe there is substantial doubt that we can continue as an on-going business for the next twelve months. While we have signed an asset purchase agreement related to a certain website and incorporated technology subsequent to our most recently completed fiscal year, there is still no assurance that our intended operations will be profitable.

Our ability to continue as a going concern is dependent upon our ability to generate profitable operations in the future and to obtain the necessary financing to expand our business operations; to market our current services; and to develop new products and services.

Our ability to achieve and maintain profitability and positive cash flow is dependent upon:

·	Our ability to raise necessary financing in order to develop and expand our operations;
·	Our ability to successfully market our services;
·	Our success in expanding operations by hiring experienced employees and independent contractors in the technology and marketing sector;
·	Our ability to successfully develop and market our Website.

Based on current plans, we anticipate incurring operating losses in future periods as we will incur expenses related to anticipated expansion. We cannot guarantee that we will be successful in generating substantial revenues in the future. Failure to generate revenues will cause us to go out of business.

IF WE DO NOT OBTAIN ADDITIONAL FINANCING OUR BUSINESS WILL FAIL.

In order to successfully develop and market the Website, additional financing is required. As of March 31, 2019, we had no cash on hand. In order to expand and develop our operations as we envision, we anticipate that our expenses over the next twelve months will be approximately $100,000. While we anticipate that some of these expenses may be funded from operational revenue, there is no guarantee that we will generate sufficient funding in this manner.

We do not currently have any arrangements for financing and we can provide no assurance to investors that we will be able to find such financing if required. Obtaining additional financing would be subject to a number of factors, including our ability to generate revenue, investor acceptance of our business plan and general economic and market conditions. These factors may make the timing, amount, terms or conditions of additional financing unavailable to us. The most likely source of future funds presently available to us is through the sale of equity capital. Any sale of share capital will result in dilution to existing shareholders. We do not have any arrangement in place for the sale of shares of our common stock.

BECAUSE WE HAVE NOT COMMENCED BUSINESS OPERATIONS, WE FACE A HIGH RISK OF BUSINESS FAILURE.

We are considered to be a development stage company. Because we only purchased the Website from Real-Time Save Online in April 2019, we have not yet generated any revenue from our new operations.

Potential investors should be aware of the difficulties normally encountered by new high technology companies and the high rate of failure of such enterprises. The likelihood of success must be considered in light of the problems, expenses, difficulties, complications and delays often encountered by development phase companies.

There is no history upon which to base any assumption as to the likelihood that we will prove successful, and we can provide investors with no assurance that we will generate any operating revenues or ever achieve profitable operations. If we are unsuccessful in addressing these risks, our business will most likely fail.

BECAUSE OUR WEBSITE TECHNOLOGY IS NOT PATENT PROTECTED, A COMPETITOR COULD COPY OUR TECHNOLOGY, WHICH COULD CAUSE OUR BUSINESS TO FAIL.

Due to the costs involved and the potential inability to qualify, we have not applied for patent protection of our website technology. Accordingly, our business is subject to the risk that competitors could copy our technology and release a competing website with similar features. If this occurs, our ability to successfully develop our business could be jeopardized, which could cause our business to fail.

THE PRICE COMPARISON WEBSITE SECTOR IS EXTREMELY FRAGMENTED AND COMPETITIVE AND WE MAY NOT BE ABLE TO COMPETE SUCCESSFULLY WITH EXISTING COMPETITORS OR NEW ENTRANTS IN THIS MARKET.

The price comparison website sector is extremely fragmented and competitive. The sector includes large entities such as Google Shopping, NexTag, PriceGrabber, Shopping.com, Shopzilla, Become, Bing Shopping, and Pronto, as well as many smaller companies that focus on niche consumer markets.

Most of our competitors have greater financial resources and multiple sources of revenue and may be able to withstand economic fluctuations better than we can. We also expect to continue to face competition from new market entrants. If we are not able to develop a significant website user base, we will not be able to compete effectively with these existing or new competitors, which could have a material adverse effect on our financial condition and results of operations.

BECAUSE ALL OF OUR ASSETS AND OUR SOLE DIRECTOR AND OFFICERS ARE LOCATED IN INDIA AND THE UKRAINE RESPECTIVELY, U.S. RESIDENTS’ ENFORCEMENT OF LEGAL PROCESS MAY BE DIFFICULT.

All of our assets are currently located in India. In addition, our sole director and officers reside in Ukraine. Accordingly, service of process upon the Company, or upon related individuals may be difficult or impossible to obtain within the United States. Also, any judgment obtained in the United States against the Company may not be collectible within the United States.

SINCE WE OPERATE IN INDIA, OUR BUSINESS IS SUBJECT TO CURRENCY FLUCTUATIONS AND RISKS WHICH COULD IMPACT OUR REVENUE AND RESULT OF OPERATIONS. AS WE HOLD OUR CASH RESERVES IN US DOLLARS, WE MAY EXPERIENCE WEAKENED PURCHASING POWER IN INDIAN RUPEES AND MAY NOT BE ABLE TO AFFORD THE COSTS OF OUR BUSINESS PLAN.

Although we hold our cash reserves in U.S. dollars, we intend to retain independent contractors in India to further develop our website. Because most of our operations and expenses will be denominated in the Indian rupee currency, due to foreign exchange rate fluctuations, the expenses we incur in our operations will likewise fluctuate. If there is a significant decline in the U.S. dollar versus Indian rupees, our purchasing power in U.S. dollars would significantly decline. We have not obtained derivative instruments to offset the impact of foreign exchange fluctuations.

WE WILL LIKELY ISSUE ADDITIONAL SHARES OF COMMON STOCK THAT WILL RESULT IN DILUTION FOR EXISTING SHAREHOLDERS AND ADVERSELY IMPACT THE VALUE OF SHARES.

The Company must raise additional capital in order for our business plan to succeed. Our most likely source of additional capital will be through the sale of additional shares of common stock. We are authorized to issue up to 250,000,000 shares of common stock and 10,000,000 shares of preferred stock, of which 42,600,468 shares of common stock and no shares or preferred stock are currently issued and outstanding. Our director has the authority to cause us to issue additional shares of common stock and preferred stock, and to determine the rights, preferences and privilege of such shares, without consent of any of our stockholders. We may issue shares in connection with financing arrangements or otherwise. Any such issuances will result in immediate dilution to our existing shareholders’ interests, which will negatively affect the value of their shares.

BECAUSE WE DO NOT INTEND TO PAY ANY CASH DIVIDENDS ON OUR COMMON STOCK, OUR STOCKHOLDERS WILL NOT BE ABLE TO RECEIVE A RETURN ON THEIR SHARES UNLESS THEY SELL THEM.

We intend to retain any future earnings to finance the development and expansion of our business. We do not anticipate paying any cash dividends on our common stock in the foreseeable future. Unless we pay dividends, our stockholders will not be able to receive a return on their shares unless they sell them. There is no assurance that stockholders will be able to sell shares when desired.

IF A LIQUID MARKET FOR OUR COMMON STOCK DOES NOT DEVELOP, SHAREHOLDERS MAY BE UNABLE TO SELL THEIR SHARES.

While our shares are quoted for trading on the OTC Markets’ Pink Sheets, there is currently no liquid market for our common stock. We can provide no assurance that a liquid market will develop. If no market is ever developed for our shares, it will be difficult for shareholders to sell their stock. In such a case, shareholders may find that they are unable to achieve benefits from their investment.

A PURCHASER IS PURCHASING PENNY STOCK WHICH LIMITS HIS OR HER ABILITY TO SELL OUR STOCK

Our shares of common stock constitute penny stock under the Exchange Act. The shares will remain penny stock for the foreseeable future. “Penny stock” rules impose additional sales practice requirements on broker-dealers who sell such securities to persons other than established customers and accredited investors, that is, generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with a spouse. For transactions covered by these rules, the broker-dealer must make special suitability determination for the purchase of such securities and have received the purchaser’s written consent to the transaction prior to the purchase.

Additionally, for any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to the transaction, of a disclosure schedule prescribed by the Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. Consequently, the “penny stock” rules may restrict the ability of broker-dealers to sell our shares of common stock. The market price of our shares would likely suffer as a result.

Reports to Security Holders

We are required to file annual, quarterly and current reports and other information with the Securities & Exchange Commission. The public may read and copy any materials that we file with the Commission at the Commission’s Public Reference Room at 100 F Street, N.E., Washington. D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. The Commission maintains an Internet site that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission. The address of that site is http://www.sec.gov.

Management’s Discussion and Analysis

We were incorporated on July 15, 2002 under the laws of the State of Nevada.

Forward Looking Statements

This current report contains forward-looking statements that involve risks and uncertainties. We use words such as anticipate, believe, plan, expect, future, intend and similar expressions to identify such forward-looking statements. You should not place too much reliance on these forward-looking statements. Our actual results are likely to differ materially from those anticipated in these forward-looking statements for many reasons, including the risks faced by us described in this section.

Results of Operations

Six-month Period Ended January 31, 2019 and 2018

As of January 31, 2019, and 2018, we had cash on hand of $0 and $0 respectively. During the period ended January 31, 2019 and 2018 we incurred a net loss of $29,430 and $294 respectively. On January 31, 2019 and 2018, we had a working capital deficiency of $112,657 and $101,067 respectively and a stockholders' deficit of $212,657 and $208,427 respectively.

We incurred a net loss of $6,869 and $2,034 during the year ended July 31, 2017 and 2018 respectively, which included: general and administrative (G&A) costs of $6,869 and $2,034; research and development (R&D) expenses of $0 and $0; and loss on settlement of debt of $0 and $0 and loss on disposal of assets of $0 and $0 respectively.

Fiscal 2018 and 2017

For the fiscal year ended July 31, 2018, our net loss decreased to $2,034 from $6,869 for the same period ending July 31, 2017. Losses decreased mainly due to fewer expenses.

We have not attained profitable operations and are dependent upon obtaining financing to pursue exploration activities. For these reasons, there is substantial doubt that we will be able to continue as a going concern.

Liquidity and Capital Resources

As of July 31, 2017, and 2018, we had cash on hand of $0 and $0 respectively and liabilities of $206,393 and $208,896 respectively; and our property plant and equipment remained at $0 at July 31, 2017 and 2018. Accounts payable and accrued expenses decreased at July 31, 2017 and 2018 respectively to $125,423 and $101,536. Company expenses are currently paid for by a third party as the company has no bank account.

At July 31, 2018 and 2017 respectively, we had a working capital deficiency of $101,067 and $125,423, stockholders’ deficit of $208,427 and $206,393

We used net cash in operating activities of $26,564 in the year ended July 31, 2017 and $26,390 in year ending July 2018, and cash flows used in investing activities was $0 in 2017 and $0 in 2018.

Since our incorporation, we have financed our operations through advances from our shareholders, and by payments made by a third party. We expect to finance operations through the sale of equity or other investments for the foreseeable future, as we do not receive significant revenue from our business operations. There is no guarantee that we will be successful in arranging financing on acceptable terms.

For the years ended July 31, 2017 and 2018, expenses paid others on our behalf amounted to $0 and $0, respectively.

Non-cash investing activities consisted of deposits acquired through issuance of notes payable in the amounts of $51,203 and $77,593 for the years ended July 31, 2017 and 2018, respectively.

Non-cash financing activities consisted of common shares issued in conversion of debt in the amounts of $0 and $0 for the years ended July 31, 2017 and 2018, respectively.

Our ability to raise additional capital is affected by trends and uncertainties beyond our control. We do not currently have any arrangements for financing and we may not be able to find such financing if required. Obtaining additional financing would be subject to a number of factors, including investor sentiment. Market factors may make the timing, amount, terms or conditions of additional financing unavailable to us.

Our auditors are of the opinion that our continuation as a going concern is in doubt. Our continuation as a going concern is dependent upon continued financial support from our shareholders and other related parties.

Critical Accounting Policies

Our discussion and analysis of the Company’s financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and disclosure of contingent assets and liabilities. On an on-going basis, we evaluate our estimates and judgments, including those related to revenue recognition, inventories, adequacy of allowances for doubtful accounts, valuation of long-lived assets and goodwill, income taxes, litigation and warranties. We base our estimates on historical and anticipated results and trends and on various other assumptions that we believe are reasonable under the circumstances, including assumptions as to future events. The policies discussed below are considered by management to be critical to an understanding of our financial statements. These estimates form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. By their nature, estimates are subject to an inherent degree of uncertainty. Actual results may differ from those estimates.

Property and Equipment

Property and equipment are recorded at cost. Depreciation of property and equipment are accounted for by accelerated methods over the following estimated useful lives:

Evaluation of Long-Lived Assets

We review property and equipment for potential impairment whenever significant events or changes in circumstances indicate the carrying value may not be recoverable in accordance with the guidance in ASC 360-15-35 “Impairment or Disposal of Long-Lived Assets”. An impairment exists when the carrying amount of the long-lived assets is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. If an impairment exists, the resulting write-down would be the difference between the fair market value of the long-lived asset and the related net book value.

Income Taxes

Deferred income tax assets or liabilities are computed based on the temporary differences between the financial statement and income tax bases of assets and liabilities using the statutory marginal income tax rate in effect for the years in which the differences are expected to reverse. Deferred income tax expenses or credits are based on the changes in the deferred income tax assets or liabilities from period to period. A valuation allowance against deferred tax assets is required if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. The valuation allowance should be sufficient to reduce the deferred tax asset to the amount that is more likely than not to be realized.

We had 49,519,935 shares of common stock issued and outstanding as of January 31, 2019.  Our common stock is quoted on the OTCQB of the OTC Markets Group.

Security Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owner

Real-Time Save Online	11,500,000	27%
30 North Gould Street, Suite R	common stock
Sheridan, WY 82801

Kateryna Malenko, officer	20,560,000	48.26%
18124 Wedge Pkwy Suite 1050	common stock
Reno, NV 89511

Liudmilla Voinarvoska, Director, CEO	6,608	0.02%
Perova 48 St Apt 213	common stock
Kiev, Ukraine 02183

The shares that Kateryna Malenko beneficially owns are held in Kat Consulting Corp., a private company that she controls.

The percent of class is based on 42,600,468 shares of common stock issued and outstanding as of the date of this current report.

There are no arrangements that may result in our change in control of the company.

Directors and Executive Officers

Our executive officers and directors and their respective ages as of the date of this current report are as follows:

Name	Age	Office
Liudmilla Voinarovska	37	Director, President, CEO,
		Principal Financial Officer
Kateryna Malenko	27	Secretary

Biographical Information

Liudmilla Voinarovska has been the Company President since July 27, 2012 and as Director since June 15, 2012. Ms. Voinarovska is well educated and brings considerable experience to the Company.  Early in her career she taught English at the Gymnasium in the Ukraine, comparable to a U.S. High School, moving later to training teachers at the college level and at the International Academy of Personnel Management. She is currently pursuing a PhD in Linguistics. Moving into the business world she was the project coordinator of a call center for VoIP telecommunications, where she was highly effective resolving issues quickly and efficiently. More recently Ms. Voinarovsha has become a freelance consultant finding needed information and services, working with businessmen and firms who desire to establish businesses in the Ukraine, including setting up meetings with potential business partners.

Kateryna Malenko has acted as our Secretary since November 2, 2018. She has been self-employed as an independentsales and business development consultant since 2011. Ms. Malenko was born May 17, 1991 in Brest, Belorussia part of the former USSR. In June 2011 she graduated from Kharkiv Business Academy with a Bachelor’s Degree in Business Administration. After graduation Ms. Malenko took an additional course in programming and website development at Kiev State Polytechnical University in 2015 and 2016. In 2011 Ms. Malenko was working as a junior business consultant at MMS Group LTD, Kiev, Ukraine and then a project manager for the same company.

Term of Office

Our directors are appointed for a one-year term to hold office until the next annual general meeting of our shareholders or until removed from office in accordance with our bylaws. Our officers are appointed by the board of directors and will hold office until removed by the board.

Executive Compensation

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal years ended July 31, 2018, 2017, and 2016, as well as the six-month period ended January 31, 2019 in our current fiscal year:

Name	Year	Salary	Bonus	Stock	Option	Non-Equity	Change in	All	Total
and		($)	($)	Awards	Awards	Incentive	Pension	Other	($)
Principal				($)	($)	Plan	Value and	Compens-
Position						Compensation	Nonqualified	ation
						($)	Deferred	($)
							Compensation
							Earnings
							($)
Liudmilla Voinarovska	2019	None	None	None	None	None	None	None	None
President, CEO,	2018	None	None	None	None	None	None	None	None
and principal financial officer	2017	None	None	None	None	None	None	None	None
	2016	None	None	None	None	None	None	None	None.

We reimburse our directors for expenses incurred in connection with attending board meetings. We did not pay our directors any fees or other compensation in the year ended July 31, 2018.

We have no formal plan for compensating our directors for their service in their capacity as directors. We may grant to our directors in the future options to purchase shares of common stock as determined by our board of directors or a compensation committee which may be established in the future. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Other than indicated in this report, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments.

Stock Option Grants

We have not granted any stock options to the executive officers since our inception.

Consulting Agreements

We do not have any employment or consulting agreement with our current officers. We do not pay them any amount for acting as directors.

Certain Relationships and Related Transactions

None of the following parties has, since our date of incorporation, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect the Company:

* Any of our directors or officers;

* Any person proposed as a nominee for election as a director;

* Any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;

* Any of our promoters; or

* Any relative or spouse of any of the foregoing persons who has the same house as such person.

Legal Proceedings

There are no legal proceedings pending or threatened against us.

Market Information

As of the date of this current report, there are approximately 35 owners of record of our common stock. Our stock is quoted on the OTC Markets Group’s Pink Sheets under the symbol CYAP. Subsequent to these trading periods, we completed a reverse split of our common stock such that every 45 shares of common stock outstanding prior to the reverse split was exchanged for one post-reverse split share of common stock.

Period	High	Low
November 1, 2016-January 31, 2017	$0.15	$0.055
February 1, 2017 to April 30, 2017	$0.055	$0.035
May 1, 2017 to July 31, 2017	$0.041	$0.024
August 1, 2017 to October 31, 2017	$0.035	$0.015
November 1, 2017-January 31, 2018	$0.024	$0.012
February 1, 2018 to April 30, 2018	$0.02	$0.015
May 1, 2018 to July 31, 2018	$0.02	$0.002
August 1, 2018 to October 31, 2018	$0.035	$0.005
November 1, 2018-January 31, 2019	$0.0149	$0.0023

Dividends

There are no restrictions in our articles of incorporation or bylaws that prevent us from declaring dividends. The Nevada Revised Statutes, however, do prohibit us from declaring dividends where, after giving effect to the distribution of the dividend:

1.	We would not be able to pay our debts as they become due in the usual course of business; or
2.	Our total assets would be less than the sum of our total liabilities plus the amount that would be needed to satisfy the rights of shareholders who have preferential rights superior to those receiving the distribution.

We have not declared any dividends, and we do not plan to declare any dividends in the foreseeable future.

Description of Securities

Common Stock

Our authorized common stock consists of 250,000,000 shares, $0.001 par value of which 42,600,245 shares of common stock are currently issued and outstanding.

Holders of our common stock have no preemptive rights to purchase additional shares of common stock or other subscription rights. The common stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of common stock are entitled to share equally in dividends from sources legally available. Therefore, when, as and if declared by the Board of Directors, and upon our liquidation or dissolution, whether voluntary or involuntary, to share equally in our assets that are available for distribution to stockholders.

The Board of Directors is authorized to issue additional shares of common stock not to exceed the amount authorized by our Articles of Incorporation, on such terms and conditions and for such consideration as the Board may deem appropriate without further stockholder action.

Preferred Stock

Our authorized preferred stock consists of 10,000,000 shares. Par value $0.001 par value. No shares of preferred stock are issued and outstanding.

Our Board of Directors has the authority to prescribe the classes, series and the number of each class or series of stock and the voting powers, designations, preferences, limitations, restrictions and relative rights of any classes of preferred stock.

Voting Rights

Each holder of common stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of common stock do not have cumulative voting rights, the holders of more than fifty percent of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to the Board of Directors.

Dividend Policy

Holders of our common stock are entitled to dividends if declared by the Board of Directors out of funds legally available therefore. We do not anticipate the declaration or payment of any dividends in the foreseeable future. We intend to retain earnings, if any, to finance the development and expansion of our business. Future dividend policy will be subject to the discretion of the Board of Directors and will be contingent upon future earnings, if any, our financial condition, capital requirements, general business conditions and other factors. Therefore, there can be no assurance that any dividends of any kind will ever be paid.

Share Purchase Warrants

We have not issued and do not have outstanding any warrents to purchase shares of our common stock.

Options

We have not issued and do not have outstanding any options to purchase shares of our common stock.

Convertible Securities

We have not issued and do not have outstanding any securities convertible into shares of our common stock or any rights convertible or exchangeable into shares of our common stock.

Indemnification of Directors and Officers

Our officers and directors are indemnified as provided by the Nevada Revised Statutes (the “NRS”) and our bylaws.

Under the NRS, director immunity from liability to a company or its shareholders for monetary liabilities applies automatically unless it is specifically limited by a company’s articles of incorporation that is not the case with our articles of incorporation. Excepted from that immunity are:

(1)A	willful failure to deal fairly with the company or its shareholders in connection with a matter in which the director has a material conflict of interest;

(2)A	violation of criminal law (unless the director had reasonable cause to believe that his or her conduct was lawful or no reasonable cause to believe his or her conduct was unlawful);

(3)A	transaction from which the director derived an improper personal; and

(4)Willful	misconduct.

Our bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Nevada law; provided, however, that we may modify the extent of such indemnification by individual contracts with our directors and officers; and provided, further, that we shall not be required to indemnify any director or officer in connection with any proceeding (or part thereof) initiated by such person unless:

(1)Such	indemnification is expressly required to be made by law;

(2)The	proceeding was authorized by our Board of Directors;

(3)Such	indemnification is provided by us, in our sole discretion, pursuant to the powers vested us under Nevada law; or

(4)Such	indemnification is required to be made pursuant to the bylaws.

Our bylaws provide that we will advance all expenses incurred to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was our director or officer, or is or was serving at our request as a director or executive officer of another company, partnership, joint venture, trust or other enterprise, prior to the final disposition of the proceeding, promptly following request. This advance of expenses is to be made upon receipt of an undertaking by or on behalf of such person to repay said amounts should it be ultimately determined that the person was not entitled to be indemnified under our bylaws or otherwise.

Our bylaws also provide that no advance shall be made by us to any officer in any action, suit or proceeding, whether civil, criminal, administrative or investigative, if a determination is reasonably and promptly made: (a) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to the proceeding; or (b) if such quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, that the facts known to the decision making party at the time such determination is made demonstrate clearly and convincingly that such person acted in bad faith or in a manner that such person did not believe to be in or not opposed to our best interests.

Financial Statements

Our pro forma financial statements for the fiscal year ended July 31, 2018 showing what our financial position would have been if our acquisition of the asset described in the “Description of Business” section had occurred at July 31, 2018 are filed as an exhibit to this current report.

Changes in and Disagreements with Accountants

on Accounting and Financial Disclosure

On March 25, 2019, we dismissed Mickey O Neal of Thayer O Neal as our principal auditor, and concurrently engaged Jack Shama, CPA of Brooklyn NY as our principal auditor. This decision was made by our Board of Directors.

O Neil’s reports on our financial statements for the two most recent fiscal years ending July 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principals, except that such report on our financial statements contained an explanatory paragraph in respect to the substantial doubt about our ability to continue as a going concern.

During our two most recent fiscal years ending July 31, 2018 and 2017 and in the subsequent Interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We did not consult with Shama prior to the date of engagement regarding the application of accounting principles, the type of audit opinion that might be rendered by it or any other similar matters. In addition, during such periods, we have not consulted with Shama regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

On April 22, 2019, we issued 11,500,000 shares of our common stock to Real-Time Save Online Inc. (“Real Time”) pursuant to an asset purchase agreement whereby we acquired an undivided 100% interest in the website www.savingstultra.com.

On April 22, 2019, we issued 20,000,000 shares of our common stock at a price of $0.001 per share to a private company that is wholly-owned by Kateryna Malenko, one of our directors. Ms. Malenko paid $20,000 for these shares.

We issued all of the above shares pursuant to Section 4(2) of the Securities Act of 1933. We were able to rely upon this exemption since this issuance does not constitute a public offering of our shares.

In connection with this issuance, Ms. Malenko and the principal of Real Time were provided with access to all material aspects of the company, including the business, management, offering details, risk factors and financial statements. They also represented to us that they were acquiring the shares as principal for their own account with investment intent. They also represented that they were sophisticated, having prior investment experience and having adequate and reasonable opportunity and access to any corporate information necessary to make an informed decision. This issuance of securities was not accompanied by general advertisement or general solicitation. The shares were issued with a Rule 144 restrictive legend.

ITEM 5.06. CHANGE IN SHELL COMPANY STATUS

As a result of the closing of our agreement with Real-Time Save Online Inc. to acquire the Website described above in the section entitled “Description of Business,” management believes that we have ceased to be a shell company as defined in Rule 12b-2 of the Securities Exchange Act. Details of the material terms of the asset purchase agreement that led to our change in shell company status are contained in Item 2.01 in this current report.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

Asset Purchase Agreement
Valuation Report
Pro Forma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyber Apps World Inc.

Date: April 23, 2019	By:	/s/ Liudmilla Voinarovska

Liudmilla Voinarovska, President